UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 19, 2005


                               ViewCast.com, Inc.
             (Exact name of registrant as specified in its charter)

                                     0-29020
                            (Commission File Number)

         Delaware                                      75-2528700
(State or other jurisdiction of           (I.R.S. Employer Identification No.)
       incorporation)


                     17300 North Dallas Parkway, Suite 2000
                            Dallas, Texas 75248-1191
             (Address of principal executive offices, with zip code)

                                 (972) 488-7200
              (Registrant's telephone number, including area code)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.03 Material Modification to Rights of Security Holders.

On January 18, 2005, the board of directors of ViewCast.com, Inc.voted to extend the expiration date for its public and public equivalent common stock purchase warrants to February 3, 2006 from February 3, 2005. A copy of the press release announcing the extension is furnished as Exhibit 99.1 to this report.



Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99.1. Press Release issued January 19, 2005.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               ViewCast.com, Inc.



Date:  January 19, 2005        By:    /s/ Laurie L. Latham
                                  ---------------------------
                                    Laurie L. Latham
                                    Chief Financial Officer



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